                                                                   Exhibit 10.18

                  BOISE CASCADE OFFICE PRODUCTS CORPORATION
                       KEY EXECUTIVE PERFORMANCE PLAN

                            1997 Payout Criteria

                        PAYOUT AS A PERCENT OF SALARY


 Financial                                     PRESIDENT
Improvement             CEO        COO/CFO     RELIABLE       VP
--------------        ------       -------     --------      -----
  Less than
($47,329,996)           0.0%          0.0%        0.0%        0.0%
($23,729,000)          19.9%         14.9%       13.2%       11.6%
($23,728,999)          49.9%         37.4%       33.2%       29.1%
($21,000,000)          52.5%         39.3%       35.0%       30.6%
 $         0          112.5%         84.3%       75.0%       65.6%
 $10,500,000          122.4%         91.8%       81.6%       71.4%

- For Financial Improvement in excess of $10.5 Million, the payout increases proportionally to the increase from $0 Million to $10.5 Million.

-    The payout is interpolated on a straight line for Financial
     Improvement not shown in the table.

- Financial Improvement is measured by calculating the company's economic value added.

Economic Value Added  =  Net Operating Profit Before Tax -
                         Capital Charge

Net Operating Profit
Before Tax (NOPBT)*   =  Income from operating assets
                         +   Imputed interest of capitalized
                             lease obligations
                         -   Amortization of restructuring
                             losses

  * Unusual nonrecurring and nonoperating income or expense items do not affect NOPBT

Capital Charge =         Capital x 16%

Capital** =              Operating Capital
                         +   Imputed capital value of lease
                             obligations
                         -   Gain from the sale of assets
                         +   Unamortized restructuring losses

  ** Nonrecurring and nonoperating losses do not affect Operating
     Capital. There may be adjustments to Operating Capital for strategic investments while they are under construction and up to two additional years subject to approval by the Compensation Committee of the Board.

                  BOISE CASCADE OFFICE PRODUCTS CORPORATION
                       KEY EXECUTIVE PERFORMANCE PLAN

                            1998 Payout Criteria

                        PAYOUT AS A PERCENT OF SALARY


 Financial
Improvement             CEO             SVP               VP
--------------        -------         -------           -------
  Less than
($61,215,000)           0.0%            0.0%              0.0%
($35,000,000)          15.0%           11.2%              8.7%
($ 1,448,000)          72.5%           54.4%             42.3%
($ 1,447,999)         102.5%           76.9%             59.8%
 $         0          105.0%           78.7%             61.2%
 $35,000,000          125.0%           93.7%             72.9%

- For Financial Improvement in excess of $35 Million, the payout increases proportionally to the increase from $0 Million to $35 Million.

-    The payout is interpolated on a straight line for Financial
     Improvement not shown in the table.

- Financial Improvement is measured by calculating the company's economic value added.

Economic Value Added  =  Net Operating Profit Before Tax -
                         Capital Charge

Net Operating Profit
Before Tax (NOPBT)*   =  Income from operating assets
                         +   Imputed interest of capitalized
                             lease obligations
                         -   Amortization of restructuring
                             losses

  * Unusual nonrecurring and nonoperating income or expense items do not affect NOPBT

Capital Charge =         Capital x 16%

Capital** =              Operating Capital
                         +   Imputed capital value of lease
                             obligations
                         -   Gain from the sale of assets
                         +   Unamortized restructuring losses

  ** Nonrecurring and nonoperating losses do not affect Operating
     Capital. There may be adjustments to Operating Capital for strategic investments while they are under construction and up to two additional years subject to approval by the Compensation Committee of the Board.